POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Richard L. Baird
Date	Signature

/s/ Traci Goldt	Richard L. Baird, Jr.

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Douglas E. Feldman
Date	Signature

/s/ Traci Goldt	Douglas E. Feldman.

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/20/12	/s/ John G. Guffey
Date	Signature

/s/ Shell Goldman	John G. Guffey, Jr.

Witness Signature

Name of Trustee

Shell Goldman
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee and Officer of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Barbara J. Krumsiek
Date	Signature

/s/ Traci Goldt	Barbara J. Krumsiek

Witness Signature

Name of Trustee and Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ M. Charito Kruvant
Date	Signature

/s/ Traci Goldt	M. Charito Kruvant

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ D. Wayne Silby
Date	Signature

/s/ Traci Goldt	D. Wayne Silby

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Officer of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Ronald M. Wolfsheimer
Date	Signature

/s/ Traci Goldt	Ronald M. Wolfsheimer

Witness Signature

Name of Officer

Traci Goldt
Witness Name (Printed)

POWER OF ATTORNEY

            I, the undersigned Trustee of First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, and The Calvert Fund (each, respectively, the "Fund"), hereby constitute William M. Tartikoff, Lancelot A. King, Ivy Wafford Duke and Andrew K. Niebler my true and lawful attorneys, with full power to each of them, to sign for me and in my name in the appropriate capacities, all registration statements and amendments filed by the Fund with any federal or state agency, and to do all such things in my name and behalf necessary for registering and maintaining registration or exemptions from registration of the Fund with any government agency in any jurisdiction, domestic or foreign.

            The same persons are authorized generally to do all such things in my name and behalf to comply with the provisions of all federal, state and foreign laws, regulations, and policy pronouncements affecting the Fund, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Internal Revenue Code of 1986, and all state laws regulating the securities industry.

            The same persons are further authorized to sign my name to any document needed to maintain the lawful operation of the Fund.

            WITNESS my hand on the date set forth below.

12/12/12	/s/ Anthony Williams
Date	Signature

/s/ Traci Goldt	Anthony Williams

Witness Signature

Name of Trustee

Traci Goldt
Witness Name (Printed)